                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported ): October 28, 1999

                         Commission file number 0-17684
                                               ----------

                        ML/EQ Real Estate Portfolio, L.P.
                        ---------------------------------
       (Exact name of registrant as specified in its governing instrument)

        Delaware                                      58-1739523
-------------------------------------------------------------------------------
(State of Organization)                    (I.R.S. Employer Identification No.)

           3424 Peachtree Road N.E., Suite 800, Atlanta, Georgia 30326
           -----------------------------------------------------------
               (Address of principal executive office) (Zip Code)

  (Registrant's telephone number, including area code)    (404) 239-5002
                                                          --------------





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                               REPORT ON FORM 8-K



Item 2.  Acquisition or Disposition of Assets

                On October 28, 1999, EML Associates, (the "Venture"), in which ML/EQ Real Estate Portfolio, L.P. (the "Partnership") holds an 80% interest, completed the sale of 16/18 Sentry Park West, at a cash price of $29,050,000. Prior to the sale, 16/18 Sentry Park West was wholly-owned by the Venture. 16/18 Sentry Park West is comprised of two four-story office buildings located approximately 15 miles northwest of the Philadelphia central business district. The Venture received $28,585,199 in cash at closing, after deduction for closing costs and prorations. The sale resulted in a gain of $4,726,752 to the Venture. Management anticipates making a special distribution of $5.28 per unit on November 17, 1999, representing a return of capital from the sale proceeds, to holders of record as of October 28, 1999. The purchaser, Income and Growth Fund II, Inc., is unaffiliated with the Partnership and the Venture, and the transaction was negotiated at arm's length.

                Under the Guaranty Agreement, EREIM LP Associates has agreed to pay to the Partnership an amount which when added to all distributions from the Partnership to BAC Holders will enable the Partnership to provide BAC Holders with a minimum return equal to their initial capital contributions ($20 per BAC) plus a 9.75% simple annual return on their adjusted capital contribution (which is defined as $20 per BAC reduced by distributions from sale or financing proceeds) calculated from the dates of investor closings. The unpaid cumulative minimum return under the Guaranty Agreement as of September 30, 1999 was $18.84 per BAC, which will be reduced by $5.28 per BAC, after the November 17, 1999 distribution. The unpaid cumulative minimum return under the Guaranty Agreement does not necessarily represent the price at which a BAC may be purchased or sold.

                While the Partnership Agreement provides that the term of the Partnership may extend until December 31, 2002, the Partnership's present intention is to sell the remaining property in advance of the foregoing date. With that in mind, the Partnership is continuing its efforts to sell or position for sale the remaining property, Northland Mall. However, there is no certainty as to when the remaining property will be sold.

Item 7.  Financial Statements and Exhibits

                (a)  Pro Forma Financial Statements

                         (i) Pro Forma consolidated balance sheet dated September 30, 1999 (unaudited).

                         (ii) Pro Forma consolidated statement of operations for
                              the nine months ended September 30, 1999 and the year ended December 31, 1998 (unaudited).


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                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 1999
                                   (unaudited)

This unaudited pro forma balance sheet is presented as if the Venture's sale of 16/18 Sentry Park West had occurred on September 30, 1999. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1999, nor does it purport to represent the future financial position of the Partnership.





                                                                Adjustments For
                                                                 Sale of 16/18
                                                 Historical     Sentry Park West       Pro Forma
                                                ------------    ----------------     ------------
ASSETS

      NET REAL ESTATE INVESTMENTS                $54,461,982      $(23,526,928)(A)   $30,935,054

      CASH AND CASH EQUIVALENTS                    9,981,074           (54,709)(B)     9,926,365

      OTHER ASSETS - NET                           7,369,180          (420,689)(C)     6,948,491
                                                 -----------      ------------       -----------

           TOTAL ASSETS                          $71,812,236      $(24,002,326)      $47,809,910
                                                 ===========      ============       ===========

LIABILITIES AND PARTNERS' CAPITAL

      LIABILITIES                                $ 2,253,507      $    (89,170)(C)   $ 2,164,337

      MINORITY INTEREST IN THE VENTURE            30,716,846           945,350 (D)    31,662,196

      PARTNERS' CAPITAL

           General partners                        2,416,414           189,070 (E)     2,605,484
           Initial limited partner                     6,247               166 (E)         6,413
           Limited partners (5,424,225 BACs       36,419,222       (25,047,742)(E)    11,371,480
           issued and outstanding)               -----------      ------------       -----------


                Total partners' capital           38,841,883       (24,858,506)       13,983,377
                                                 -----------      ------------       -----------

           TOTAL LIABILITIES AND PARTNERS'
           CAPITAL                               $71,812,236      $(24,002,326)      $47,809,910
                                                 ===========      ============       ===========


          See notes to pro forma condensed consolidated balance sheet.

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


                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

A. Represents the Venture's sale of 16/18 Sentry Park West having a combined net book value of $23,526,928 at September 30, 1999.

B. Represents the amount of cash received by the Venture at closing of $28,585,199 offset by the $5.28 special distribution to BAC holders.

C. Represents net other assets and liabilities of 16/18 Sentry Park West transferred in connection with the sale.

D. Reflects 20% minority interest share of the $4,726,752 gain on the sale of 16/18 Sentry Park West.

E. Reflects the Partnership's share of the $4,726,752 gain on the sale of 16/18 Sentry Park West allocated 95% to the limited partners as a group and 5% to the general partners. The limited partners' share of the gain has been reduced by the $5.28 per unit special distribution to BAC holders.



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


                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (unaudited)

The accompanying pro forma consolidated statement of operations is presented as if the Venture's sale of 16/18 Sentry Park West had occurred as of December 31, 1997. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on December 31, 1997, nor does it purport to represent the results of operations for future periods.




                                                                   Adjustments For
                                                                    Sale of 16/18
                                                   Historical    Sentry Park West (A)       Pro Forma
                                                  ------------   --------------------     ------------
REVENUE:

      Rental income                               $ 12,646,826       $(2,563,439)         $ 10,083,387
      Lease termination income                         191,661          (120,000)               71,661
      Interest on loans receivable                      51,250                --                51,250
                                                  ------------       -----------          ------------

           Total revenue                            12,889,737        (2,683,439)           10,206,298
                                                  ------------       -----------          ------------

OPERATING EXPENSES:

      Real estate operating expenses                 5,540,003          (457,169)            5,082,834
      Depreciation and amortization                    789,345                --               789,345
      Real estate taxes                              1,602,427          (213,655)            1,388,772
      Property management fees                         262,017           (78,991)              183,026
                                                  ------------       -----------          ------------

           Total operating expenses                  8,193,792          (749,815)            7,443,977
                                                  ------------       -----------          ------------

INCOME FROM PROPERTY OPERATIONS                      4,695,945        (1,933,624)            2,762,321

OTHER INCOME (EXPENSE):

      Loss on sale of real estate                     (212,979)               --              (212,979)
      Loss on write-down of real estate assets     (11,371,847)               --           (11,371,847)
      Interest and other nonoperating income           482,836                --               482,836
      Asset management fees                           (300,804)          121,500(B)           (179,304)
      Amortization of guaranty fee                    (201,188)               --              (201,188)
      General and administrative                      (336,579)               --              (336,579)
                                                  ------------       -----------          ------------

           Total other income (expense) - net      (11,940,561)          121,500           (11,819,061)
                                                  ------------       -----------          ------------

INCOME (LOSS) BEFORE MINORITY INTEREST              (7,244,616)       (1,812,124)           (9,056,740)

MINORITY INTEREST IN NET (INCOME) LOSS OF
CONSOLIDATED VENTURE                                 1,306,911           386,725             1,693,636
                                                  ------------       -----------          ------------

NET INCOME (LOSS)                                 $ (5,937,705)      $(1,425,399)         $ (7,363,104)
                                                  ============       ===========          ============

ALLOCATION OF NET INCOME (LOSS):
      General partners                            $   (296,885)                           $   (368,155)
      Initial limited partner                             (260)                                   (322)
      Limited partners                              (5,640,560)                             (6,994,627)
                                                  ------------                            ------------

TOTAL                                             $ (5,937,705)                           $ (7,363,104)
                                                  ============                            ============

NET INCOME PER LIMITED PARTNER BAC                $      (1.04)                           $      (1.29)
                                                  ============                            ============

WEIGHTED AVERAGE BACs OUTSTANDING                    5,424,225                               5,424,225
                                                  ============                            ============


           See notes to pro forma consolidated statement of operations

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




                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (unaudited)


                                                                   Adjustments For
                                                                    Sale of 16/18
                                                   Historical    Sentry Park West (A)    Pro Forma
                                                  ------------   --------------------   ------------
REVENUE:

      Rental income                               $ 19,974,688       $ (3,212,929)      $ 16,761,759
      Lease termination income                          12,501                 --             12,501
      Interest on loans receivable                     615,000                 --            615,000
                                                  ------------       ------------       ------------

           Total revenue                            20,602,189         (3,212,929)        17,389,260
                                                  ------------       ------------       ------------

OPERATING EXPENSES:

      Real estate operating expenses                 8,125,398           (543,076)         7,582,322
      Depreciation and amortization                  2,907,869           (560,377)         2,347,492
      Real estate taxes                              1,867,477           (302,896)         1,564,581
      Property management fees                         434,224            (97,278)           336,946
                                                  ------------       ------------       ------------

           Total operating expenses                 13,334,968         (1,503,627)        11,831,341
                                                  ------------       ------------       ------------

INCOME FROM PROPERTY OPERATIONS                      7,267,221         (1,709,302)         5,557,919

OTHER INCOME (EXPENSE):

      Gain on sale of real estate                    8,501,691                             8,501,691
      Loss on write-down of real estate assets     (10,243,677)                          (10,243,677)
      Interest and other nonoperating income           605,329                 --            605,329
      Asset management fees                           (611,923)           162,000           (449,923)
      Amortization of guaranty fee                    (268,251)                --           (268,251)
      General and administrative                      (797,052)                --           (797,052)
                                                  ------------       ------------       ------------

           Total other income (expense) - net       (2,813,883)           162,000         (2,651,883)
                                                  ------------       ------------       ------------

INCOME BEFORE MINORITY INTEREST                      4,453,338         (1,547,302)         2,906,036

MINORITY INTEREST IN NET INCOME OF
CONSOLIDATED VENTURE                                (1,186,498)           341,860           (844,638)
                                                  ------------       ------------       ------------

NET INCOME                                        $  3,266,840       $ (1,205,442)      $  2,061,398
                                                  ============       ============       ============

ALLOCATION OF NET INCOME:
      General partners                            $    163,342                          $    103,070
      Initial limited partner                              143                                    90
      Limited partners                               3,103,355                             1,958,238
                                                  ------------                          ------------

TOTAL                                             $  3,266,840                          $  2,061,398
                                                  ============                          ============

NET INCOME PER LIMITED PARTNER BAC                $       0.57                          $       0.36
                                                  ============                          ============

WEIGHTED AVERAGE BACs OUTSTANDING                    5,424,225                             5,424,225
                                                  ============                          ============

           See notes to pro forma consolidated statement of operations

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


                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. On October 28, 1999, 16/18 Sentry Park West was sold and all of the operating revenues and expenses have been eliminated for the period presented in arriving at pro forma amounts. The sale resulted in a gain of $4,726,752, which is not reflected in the pro forma statement of operations.

B. Represents the portion of asset management fees related to 16/18 Sentry Park West. Asset management fees are based on the purchase price of each property multiplied by .75% annual basis points for rental properties. Asset management fees are paid to the Managing General Partner. Such asset management fees are then paid to Lend Lease Real Estate Investments, Inc, the advisor to the Partnership, by the Managing General Partner.




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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on behalf of the undersigned hereunto duly authorized.



                                       ML/EQ Real Estate Portfolio, L.P.


                                       By: EREIM Managers Corp.
                                       Managing General Partner






                                       By:     /s/Debra L. Keller
                                          -------------------------------------
                                               Debra L. Keller
                                       Vice President and Assistant Treasurer
                                       (Principal Accounting Officer)


Dated:  November 12, 1999

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